UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



       Date or Report (Date of earliest event reported): February 26, 2004


                                 SIRICOMM, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its Charter)

         Delaware                         0-18399                62-1386759
-----------------------------           ------------        --------------------
(State or other jurisdiction            (Commission             (IRS Employer
     of incorporation)                    File No.)          Identification No.)

2900 Davis Boulevard, Suite 130, Joplin, Missouri            64804
-------------------------------------------------         -----------
    (Address of principal executive offices)               (Zip Code)


       Registrant's telephone number, including area code: (417) 626-9961


                                       N/A
          -------------------------------------------------------------
         (Former Name or former address, if changed since last report.)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

         (a)      Financial Statements

                  None

        (b)       Pro Forma Financial Information

                  None

        (c)       Exhibits

                  99.1 Press release dated February 26, 2004 issued by Siricomm, Inc. regarding a $1 Million USDA Loan Guarantee

Item 9. Regulation FD Disclosure

         On February 26, 2004, the Registrant issued a press release concerning a $1 million loan with Southwest Missouri Bank. The loan is federally guaranteed by the United States Department of Agriculture. A copy of the press release issued by the Registrant concerning the foregoing results is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

         The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information in this report, including the exhibit hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                    SIRICOMM,  INC.
                                                    (Registrant)


Date: February 26, 2004                              By: /s/ Henry P. Hoffman
                                                        ------------------------
                                                        Henry P. Hoffman,
                                                        Chief Executive Officer

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